Oppenheimer Tax Free Bond Fund
Exhibit 24(b)(16) to Form N-1A
Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  01/23/86              0.0670            0.0000                   8.950
  02/20/86              0.0570            0.0000                   9.290
  03/20/86              0.0530            0.0000                   9.430
  04/24/86              0.0650            0.0000                   9.470
  05/22/86              0.0520            0.0000                   9.240
  06/19/86              0.0550            0.0000                   9.130
  07/24/86              0.0650            0.0000                   9.230
  08/21/86              0.0540            0.0000                   9.480
  09/18/86              0.0520            0.0000                   9.560
  10/16/86              0.0500            0.0000                   9.610
  11/13/86              0.0520            0.0000                   9.710
  12/11/86              0.0520            0.0000                   9.770
  01/08/87              0.0520            0.0000                   9.790
  02/05/87              0.0530            0.0000                   9.900
  03/05/87              0.0520            0.0000                  10.000
  04/02/87              0.0520            0.0000                   9.830
  04/30/87              0.0530            0.0000                   9.150
  05/28/87              0.0530            0.0000                   9.030
  06/25/87              0.0520            0.0000                   9.260
  07/22/87              0.0520            0.0000                   9.270
  08/19/87              0.0520            0.0000                   9.250
  09/16/87              0.0520            0.0000                   8.950
  10/14/87              0.0520            0.0000                   8.580
  11/11/87              0.0520            0.0000                   8.980
  12/09/87              0.0520            0.0000                   8.980
  01/06/88              0.0530            0.0000                   9.120
  02/03/88              0.0530            0.0000                   9.370
  03/02/88              0.0530            0.0000                   9.400
  03/30/88              0.0530            0.0000                   9.160
  04/27/88              0.0530            0.0000                   9.170
  05/25/88              0.0530            0.0000                   9.100
  06/22/88              0.0530            0.0000                   9.180
  07/20/88              0.0530            0.0000                   9.150
  08/17/88              0.0530            0.0000                   9.110
  09/14/88              0.0530            0.0000                   9.250
  10/12/88              0.0530            0.0000                   9.280
  11/09/88              0.0530            0.0000                   9.300
  12/07/88              0.0530            0.0000                   9.210
  01/04/89              0.0530            0.0000                   9.260
  02/01/89              0.0520            0.0000                   9.340
  03/01/89              0.0520            0.0000                   9.210
  03/29/89              0.0520            0.0000                   9.140
  04/26/89              0.0520            0.0000                   9.280
  05/24/89              0.0520            0.0000                   9.410
  06/21/89              0.0520            0.0000                   9.440
  07/19/89              0.0520            0.0000                   9.470

Oppenheimer Tax Free Bond Fund
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares(Continued
  08/16/89              0.0500            0.0000                   9.420
  09/13/89              0.0500            0.0000                   9.380
  10/11/89              0.0500            0.0000                   9.360
  11/08/89              0.0500            0.0000                   9.350
  12/06/89              0.0500            0.0000                   9.460
  01/03/90              0.0500            0.0000                   9.420
  01/31/90              0.0500            0.0000                   9.290
  02/28/90              0.0500            0.0000                   9.330
  03/28/90              0.0500            0.0000                   9.310
  04/25/90              0.0500            0.0000                   9.210
  05/23/90              0.0500            0.0000                   9.280
  06/20/90              0.0500            0.0000                   9.300
  07/18/90              0.0500            0.0000                   9.370
  08/15/90              0.0500            0.0000                   9.350
  09/19/90              0.0625            0.0000                   9.180
  10/10/90              0.0375            0.0000                   9.100
  11/07/90              0.0500            0.0000                   9.240
  12/05/90              0.0500            0.0000                   9.360
  01/02/91              0.0500            0.0000                   9.330
  01/30/91              0.0500            0.0000                   9.350
  02/27/91              0.0500            0.0000                   9.380
  03/27/91              0.0500            0.0000                   9.360
  04/24/91              0.0500            0.0000                   9.420
  05/22/91              0.0500            0.0000                   9.450
  06/19/91              0.0500            0.0000                   9.360
  07/17/91              0.0500            0.0000                   9.440
  08/14/91              0.0500            0.0000                   9.550
  09/11/91              0.0500            0.0000                   9.560
  10/09/91              0.0500            0.0000                   9.650
  11/06/91              0.0500            0.0000                   9.640
  12/04/91              0.0500            0.0000                   9.590
  01/02/92              0.0497            0.0000                   9.770
  01/29/92              0.0463            0.0000                   9.700
  02/26/92              0.0480            0.0000                   9.620
  03/25/92              0.0480            0.0000                   9.600
  04/22/92              0.0480            0.0000                   9.680
  05/20/92              0.0480            0.0000                   9.780
  06/17/92              0.0480            0.0000                   9.790
  07/15/92              0.0480            0.0000                  10.000
  08/12/92              0.0480            0.0000                  10.120
  09/09/92              0.0000            0.0880                   9.990
  10/07/92              0.0480            0.0000                   9.890
  11/04/92              0.0480            0.0000                   9.720
  12/02/92              0.0480            0.0000                   9.890
  12/30/92              0.0480            0.0305                   9.930
  01/27/93              0.0480            0.0000                   9.970
  02/24/93              0.0480            0.0000                  10.260
  03/24/93              0.0480            0.0000                  10.210


Oppenheimer Tax Free Bond Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  04/21/93              0.0480            0.0000                  10.210
  05/19/93              0.0480            0.0000                  10.180
  06/10/93              0.0521            0.0000                  10.220
  07/09/93              0.0521            0.0000                  10.390
  08/10/93              0.0521            0.0000                  10.400
  09/10/93              0.0521            0.0880                  10.670
  10/08/93              0.0521            0.0000                  10.710
  11/10/93              0.0483            0.0000                  10.500
  12/10/93              0.0467            0.2107                  10.440
  01/10/94              0.0467            0.0000                  10.430
  02/10/94              0.0467            0.0000                  10.410
  03/10/94              0.0467            0.0000                   9.910
  04/08/94              0.0467            0.0000                   9.500
  05/10/94              0.0467            0.0044                   9.410
  06/10/94              0.0467            0.0000                   9.750
  07/08/94              0.0467            0.0000                   9.370
  08/10/94              0.0467            0.0000                   9.470
  09/09/94              0.0467            0.0000                   9.460
  10/10/94              0.0467            0.0000                   9.190
  11/10/94              0.0467            0.0000                   8.670
  12/09/94              0.0467            0.0000                   8.820
  01/10/95              0.0467            0.0000                   8.970
  02/10/95              0.0467            0.0000                   9.390
  03/10/95              0.0467            0.0000                   9.470
  04/10/95              0.0467            0.0000                   9.630
  05/10/95              0.0467            0.0000                   9.670
  06/09/95              0.0467            0.0000                   9.780
  07/10/95              0.0467            0.0000                   9.700
  08/10/95              0.0446            0.0000                   9.530
  09/08/95              0.0446            0.0000                   9.650
  10/10/95              0.0446            0.0000                   9.710
  11/10/95              0.0446            0.0000                   9.800
  12/08/95              0.0446            0.0000                  10.000
  01/10/96              0.0446            0.0000                   9.930
  02/09/96              0.0446            0.0000                  10.050
  03/08/96              0.0446            0.0000                   9.770
  04/10/96              0.0446            0.0000                   9.620
  05/10/96              0.0446            0.0000                   9.620
  06/10/96              0.0446            0.0000                   9.520
  07/10/96              0.0446            0.0000                   9.590



Class B Shares
  03/24/93              0.0113            0.0000                  10.210
  04/21/93              0.0386            0.0000                  10.210
  05/19/93              0.0386            0.0000                  10.180
  06/10/93              0.0461            0.0000                  10.210
  07/09/93              0.0441            0.0000                  10.380
  08/10/93              0.0448            0.0000                  10.400
  09/10/93              0.0443            0.0880                  10.660

Oppenheimer Tax Free Bond Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares (Continued)
  10/08/93              0.0452            0.0000                  10.700
  11/10/93              0.0408            0.0000                  10.500
  12/10/93              0.0394            0.2107                  10.410
  01/10/94              0.0402            0.0000                  10.420
  02/10/94              0.0398            0.0000                  10.400
  03/10/94              0.0404            0.0000                   9.910
  04/08/94              0.0401            0.0000                   9.500
  05/10/94              0.0407            0.0044                   9.410
  06/10/94              0.0399            0.0000                   9.740
  07/08/94              0.0411            0.0000                   9.360
  08/10/94              0.0405            0.0000                   9.460
  09/09/94              0.0403            0.0000                   9.460
  10/10/94              0.0411            0.0000                   9.190
  11/10/94              0.0408            0.0000                   8.660
  12/09/94              0.0411            0.0000                   8.810
  01/10/95              0.0412            0.0000                   8.960
  02/10/95              0.0404            0.0000                   9.380
  03/10/95              0.0412            0.0000                   9.460
  04/10/95              0.0410            0.0000                   9.620
  05/10/95              0.0407            0.0000                   9.660
  06/09/95              0.0402            0.0000                   9.770
  07/10/95              0.0409            0.0000                   9.680
  08/10/95              0.0385            0.0000                   9.520
  09/08/95              0.0385            0.0000                   9.640
  10/10/95              0.0386            0.0000                   9.700
  11/10/95              0.0379            0.0000                   9.790
  12/08/95              0.0389            0.0000                   9.980
  01/10/96              0.0382            0.0000                   9.920
  02/09/96              0.0380            0.0000                  10.040
  03/08/96              0.0388            0.0000                   9.760
  04/10/96              0.0384            0.0000                   9.610
  05/10/96              0.0383            0.0000                   9.600
  06/10/96              0.0388            0.0000                   9.510
  07/10/96              0.0387            0.0000                   9.580



Class C Shares
  09/08/95              0.0161            0.0000                   9.650
  10/10/95              0.0385            0.0000                   9.700
  11/10/95              0.0379            0.0000                   9.790
  12/08/95              0.0387            0.0000                   9.990
  01/10/96              0.0379            0.0000                   9.920
  02/09/96              0.0377            0.0000                  10.040
  03/08/96              0.0383            0.0000                   9.760
  04/10/96              0.0378            0.0000                   9.610
  05/10/96              0.0374            0.0000                   9.600
  06/10/96              0.0385            0.0000                   9.510
  07/10/96              0.0385            0.0000                   9.580




Oppenheimer Tax Free Bond Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 07/31/96:

   The formula for calculating average annual total return is as follows:


          1                     ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years               P


   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000



Class A Shares

Examples, assuming a maximum sales charge of 4.75%:


  One Year                          Five Year

  $1,020.74 1                       $1,345.83 .2
 (---------)  - 1 = 2.07%          (---------)   - 1 = 6.12%
   $1,000                            $1,000



  Ten Year

  $1,973.54 .1
 (---------)  - 1 = 7.03%
   $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                          Inception

  $1,013.71 1                       $1,132.32 .2963
 (---------)  - 1 = 1.37%          (---------)   - 1 = 3.75%
   $1,000                            $1,000



Oppenheimer Tax Free Bond Fund
Page 6


1. Average Annual Total Returns for the Periods Ended 07/31/96 (Continued):

Examples at NAV:

Class A Shares

  One Year                          Five Year

  $1,071.65 1                       $1,412.89 .2
 (---------)  - 1 = 7.17%          (---------)   - 1 = 7.16%
   $1,000                            $1,000


  Ten Year

  $2,071.99 .1
 (---------)  - 1 = 7.56%
   $1,000



Class B Shares

  One Year                          Inception

  $1,063.71 1                       $1,151.38 .2963
 (---------)  - 1 = 6.37%          (---------)   - 1 = 4.27%
   $1,000                            $1,000



2.  Cumulative Total Returns for the Periods Ended 07/31/96:

    The formula for calculating cumulative total return is as follows:

       (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                              Five Year

    $1,020.74 - $1,000                    $1,345.83 - $1,000
    ------------------  = 2.07%           ------------------  = 34.58%
        $1,000                                  $1,000

    Ten Year

    $1,973.54 - $1,000
    ------------------  = 97.35%
        $1,000


Oppenheimer Tax Free Bond Fund
Page 7


2.  Cumulative Total Returns for the Periods Ended 07/31/96 (Continued):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

    One Year                              Inception

    $1,013.71 - $1,000                    $1,132.32 - $1,000
    ------------------  = 1.37%           ------------------  = 13.23%
          $1,000                                $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the inception year:

    Inception

    $1,050.57 - $1,000
    ------------------  = 5.06%
          $1,000


Examples at NAV:

Class A Shares

    One Year                              Five Year

    $1,071.65 - $1,000                    $1,412.89 - $1,000
    ------------------  = 7.17%           ------------------  = 41.29%
          $1,000                                $1,000

    Ten Year

    $2,071.99 - $1,000
    ------------------  = 107.20%
          $1,000

Class B Shares

    One Year                              Inception

    $1,063.71 - $1,000                    $1,151.38 - $1,000
    ------------------  = 6.37%           ------------------  = 15.14%
          $1,000                                $1,000

Class C Shares

    Inception

    $1,060.57 - $1,000
    -----------------   = 6.06%
          $1,000

Oppenheimer Tax Free Bond Fund
Page 8


3.  Standardized Yield for the 30-Day Period Ended 07/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:


                              a - b          6
               Yield =  2 { (--------  +  1 )  -  1 }
                             cd or ce

       The symbols above represent the following factors:

         a = Dividends and interest earned during the 30-day period.
         b = Expenses accrued for the period (net of any expense
              reimbursements).
         c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
              per share on the last day of the period.
         e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:

             $2,986,269.70 - $447,782.40      6
          2{(--------------------------- +  1)  - 1}  = 4.94%
                60,871,190  x  $10.23


Class B Shares

Example at NAV:

             $  371,116.09 - $102,819.75       6
          2{(---------------------------  +  1)  - 1}  = 4.41%
                 7,575,746  x  $ 9.73


Class C Shares

Example at NAV:

             $   20,628.44 - $ 5,819.50        6
          2{(---------------------------  +  1)  - 1}  = 4.38%
                   421,124  x  $ 9.73


Oppenheimer Tax Free Bond Fund
Page 9


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

    The Fund's dividend yields are calculated using the following formula:

            Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

       a = The accrual dividend earned during the period.
       b = The Fund's maximum offering price (including sales charge)
           per share on the last day of the period.
       c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.

Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering               $.0426470/30 x 365
                                    ------------------  =  5.07%
                                          $10.23

  Dividend Yield
  at Net Asset Value                $.0426470/30 x 365
                                    ------------------  =  5.33%
                                           $9.74

Class B Shares

  Dividend Yield
  at Net Asset Value                $.0366442/30 x 365
                                    ------------------  =  4.58%
                                           $9.73


Class C Shares

  Dividend Yield
  at Net Asset Value                $.0363972/30 x 365
                                    ------------------  =  4.55%
                                           $9.73


Oppenheimer Tax Free Bond Fund
Page 10


4. TAX-EQUIVALENT YIELDS FOR THE 30-DAY PERIOD ENDED 07/31/96:

   The Fund's tax-equivalent yields are calculated using the following formula:

            a
         -----  +  b  =  Tax-Equivalent Yield
         1 - c

   The symbols above represent the following factors:

   a = 30-day SEC yield of tax-exempt security positions in the portfolio. b = 30-day SEC yield of taxable security positions in the portfolio.
   c = Stated federal income rate for an individual in the 39.6% federal tax bracket filing singly).


       Examples:

  Class A Shares

                           .0494
                        -----------  +  0  = 8.18%
                        1  -  .3960


  Class B Shares

                           .0441
                        -----------  +  0  = 7.30%
                        1  -  .3960


  Class C Shares

                           .0438
                        -----------  +  0  = 7.25%
                        1  -  .3960